                                                                   EXHIBIT 24.01

                                POWER OF ATTORNEY

KNOWN ALL BY THESE PRESENTS:

     That the undersigned, a Director, Officer or Director and Officer of Northern Illinois Gas Company, an Illinois corporation d/b/a Nicor Gas Company, does hereby constitute and appoint K. L. Halloran, G. M. Behrens, and D. M. Ruschau, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer or Director and Officer, a shelf Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to and not to exceed $425,000,000 principal amount of the company's First Mortgage Bonds, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 19th day of July, 2001.

                                             /s/ ROBERT M. BEAVERS, JR.
                                             -----------------------------------
                                                 Robert M. Beavers, Jr.

                                                                   EXHIBIT 24.01
                                POWER OF ATTORNEY

KNOWN ALL BY THESE PRESENTS:

     That the undersigned, a Director, Officer or Director and Officer of Northern Illinois Gas Company, an Illinois corporation d/b/a Nicor Gas Company, does hereby constitute and appoint K. L. Halloran, G. M. Behrens, and D. M. Ruschau, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer or Director and Officer, a shelf Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to and not to exceed $425,000,000 principal amount of the company's First Mortgage Bonds, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 19th day of July, 2001.

                                              /s/ JOHN H. BIRDSALL, III
                                             -----------------------------------
                                                  John H. Birdsall, III

                                                                   EXHIBIT 24.01

                                POWER OF ATTORNEY

KNOWN ALL BY THESE PRESENTS:

     That the undersigned, a Director, Officer or Director and Officer of Northern Illinois Gas Company, an Illinois corporation d/b/a Nicor Gas Company, does hereby constitute and appoint K. L. Halloran, G. M. Behrens, and D. M. Ruschau, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer or Director and Officer, a shelf Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to and not to exceed $425,000,000 principal amount of the company's First Mortgage Bonds, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 19th day of July, 2001.

                                             /s/ THOMAS A. DONAHOE
                                             -----------------------------------
                                                 Thomas A. Donahoe

                                                                   EXHIBIT 24.01
                                POWER OF ATTORNEY

KNOWN ALL BY THESE PRESENTS:

     That the undersigned, a Director, Officer or Director and Officer of Northern Illinois Gas Company, an Illinois corporation d/b/a Nicor Gas Company, does hereby constitute and appoint K. L. Halloran, G. M. Behrens, and D. M. Ruschau, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer or Director and Officer, a shelf Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to and not to exceed $425,000,000 principal amount of the company's First Mortgage Bonds, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 19th day of July, 2001.


                                              /s/ JOHN E. JONES
                                             -----------------------------------
                                                  John E. Jones

                                                                   EXHIBIT 24.01
                                POWER OF ATTORNEY
                                -----------------

KNOWN ALL BY THESE PRESENTS:

     That the undersigned, a Director, Officer or Director and Officer of Northern Illinois Gas Company, an Illinois corporation d/b/a Nicor Gas Company, does hereby constitute and appoint K. L. Halloran, G. M. Behrens, and D. M. Ruschau, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer or Director and Officer, a shelf Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to and not to exceed $425,000,000 principal amount of the company's First Mortgage Bonds, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 19th day of July, 2001.

                                             /s/ DENNIS J. KELLER
                                             -----------------------------------
                                                 Dennis J. Keller

                                                                   EXHIBIT 24.01
                                POWER OF ATTORNEY

KNOWN ALL BY THESE PRESENTS:

     That the undersigned, a Director, Officer or Director and Officer of Northern Illinois Gas Company, an Illinois corporation d/b/a Nicor Gas Company, does hereby constitute and appoint K. L. Halloran, G. M. Behrens, and D. M. Ruschau, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer or Director and Officer, a shelf Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to and not to exceed $425,000,000 principal amount of the company's First Mortgage Bonds, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 19th day of July, 2001.

                                             /s/ WILLIAM A. OSBORN
                                             -----------------------------------
                                                 William A. Osborn

                                                                   EXHIBIT 24.01

                                POWER OF ATTORNEY

KNOWN ALL BY THESE PRESENTS:

     That the undersigned, a Director, Officer or Director and Officer of Northern Illinois Gas Company, an Illinois corporation d/b/a Nicor Gas Company, does hereby constitute and appoint K. L. Halloran, G. M. Behrens, and D. M. Ruschau, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer or Director and Officer, a shelf Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to and not to exceed $425,000,000 principal amount of the company's First Mortgage Bonds, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 19th day of July, 2001.

                                             /s/ JOHN RAU
                                             -----------------------------------
                                                 John Rau

                                                                   EXHIBIT 24.01


                                POWER OF ATTORNEY

KNOWN ALL BY THESE PRESENTS:

     That the undersigned, a Director, Officer or Director and Officer of Northern Illinois Gas Company, an Illinois corporation d/b/a Nicor Gas Company, does hereby constitute and appoint K. L. Halloran, G. M. Behrens, and D. M. Ruschau, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer or Director and Officer, a shelf Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to and not to exceed $425,000,000 principal amount of the company's First Mortgage Bonds, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 19th day of July, 2001.

                                             /s/ PATRICIA A. WIER
                                             -----------------------------------
                                                 Patricia A. Wier